WILSHIRE TARGET FUNDS, INC.
                                 (THE "COMPANY")

                         SUPPLEMENT DATED APRIL 16, 2003
                     TO THE PROSPECTUS OF THE INVESTMENT AND
                   INSTITUTIONAL CLASS SHARES OF THE COMPANY
                             DATED DECEMBER 20, 2002

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

Pursuant to the Company's Investment Advisory Agreement with Wilshire Associates Incorporated ("Wilshire"), previously approved by shareholders of the Company, Wilshire and the Board of Directors of the Company may employ additional sub-advisers without stockholder approval. On March 31, 2003, the Board of Directors unanimously approved appointment of additional sub-advisers to the Large Company Growth and Value Portfolios, as described below. Los Angeles Capital Management and Equity Research will continue to provide sub-advisory services with respect to a portion of those Portfolios, and will also continue as sub-adviser to the other Portfolios.

Wilshire has entered into a sub-advisory agreement with Putnam Advisory Company, LLC ("Putnam"), effective April 9, 2003, to manage a portion of the Large
Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Putnam has managed client assets since it was founded in 1937. Eric H. Sorenson, Ph.D., is the Team Leader and Tony H. Elavia, Ph.D. is a Team Member for the Large Company Growth Portfolio. Dr. Sorenson is Putnam's Managing Director of Quantitative Research. Dr. Sorenson joined Putnam in 2000. Prior to that, he was with Salomon Smith Barney from 1986. Dr. Elavia is a Managing Director and Senior Portfolio Manager on Putnam's Large Cap Growth Team. In addition, Dr. Elavia is the Director of Quantitative Equity Research and Money Management at Putnam. Dr. Elavia, who joined Putnam in 1999, had been President of TES Partners since 1998. Putnam is located at One Post Office Square, Boston, Massachusetts 02109, and as of March 31, 2003, with its affiliates, managed approximately $241 billion in assets.

Wilshire has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co., LLC ("GMO"), effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GMO has managed portfolios and performed fundamental quantitative research since its inception in the late 1970s. Day to day management of GMO's portion of the Portfolio is the responsibility of the U.S. Quantitative Division, a division of GMO that is comprised of investment professionals, and no one person is primarily responsible for the management of the portfolio. GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110, and as of March 31, 2003, managed approximately $27 billion in assets.

Wilshire has entered into a sub-advisory agreement with Alliance Capital Management, LP ("Alliance"), effective April 9, 2003, for its Bernstein Investment Research and Management unit ("Bernstein") to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Marilyn G. Fedak, John P. Mahedy and Lewis A. Sanders are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group of Bernstein and was also elected to the Board of Directors of Alliance in 1993. She had previously served as Chairman of the U.S. Equity Investment Policy Group at SCB, which she joined in 1984. Mr. Mahedy is the Director of U.S. Value Equity Research at Bernstein. Mr. Mahedy also serves on Bernstein's Large Cap U.S. Value Equity Investment Policy Group. Mr. Mahedy was a senior research analyst with Bernstein from 1995 until 2001. Mr. Sanders is Director, Vice-Chairman and Chief Investment Officer of Alliance, and will assume the title of Chief Executive Officer in mid-2003. He was elected Chairman of the Board of Directors and chief executive officer of SCB in 1993 after serving for 12 years as President and Chief Operating Officer, with senior responsibility for research and investment management. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2003, managed approximately $387 billion in assets.

In view of the retention of these additional sub-advisers, on March 31, 2003, the Board of Directors of the Company unanimously approved the elimination of Wilshire's advisory fee waiver for the Large Company Growth and Value Portfolios. Effective April 1, 2003, Wilshire's annual advisory fee for each of these Portfolios will be 0.75% of average daily net assets. The annual advisory fees for the other Portfolios remains unchanged. The asterisk footnote on pages 6 and 8 regarding the partial waiver of advisory fees by Wilshire under the "Annual Portfolio Operating Expense" table is no longer applicable and should be deleted.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                      WITH THE PROSPECTUSES OF THE COMPANY
                              FOR FUTURE REFERENCE.